Virtus Contrarian Value Fund,

a series of Virtus Equity Trust

Supplement dated August 16, 2017 to the Summary Prospectus,

Statutory Prospectus and Statement of Additional Information,

each dated July 31, 2017, as supplemented

Important Notice to Investors

The Board of Trustees of Virtus Equity Trust (the “Board”), on behalf of Virtus Contrarian Value Fund, has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) relating to the proposed combination of Virtus Contrarian Value Fund, a series of Virtus Equity Trust, with and into Virtus Ceredex Mid-Cap Value Equity Fund, a series of Virtus Asset Trust.

Merging Fund	Surviving Fund
Virtus Contrarian Value Fund	Virtus Ceredex Mid-Cap Value Equity Fund

Pursuant to the Agreement, Virtus Contrarian Value Fund will transfer all or substantially all of its assets to Virtus Ceredex Mid-Cap Value Equity Fund in exchange for shares of Virtus Ceredex Mid-Cap Value Equity Fund and the assumption by Virtus Ceredex Mid-Cap Value Equity Fund of all liabilities of Virtus Contrarian Value Fund. Following the exchange, Virtus Contrarian Value Fund will distribute the shares of Virtus Ceredex Mid-Cap Value Equity Fund to its shareholders pro rata, in liquidation of Virtus Contrarian Value Fund.

The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of Virtus Contrarian Value Fund. It is anticipated that these matters will be submitted for approval at a shareholder meeting in the fourth quarter of 2017. Additional information about the reorganization, as well as information about Virtus Ceredex Mid-Cap Value Equity Fund, will be distributed to shareholders of Virtus Contrarian Value Fund in the form of a Prospectus/Proxy Statement.

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VET 8019/ContrarianValueMerger (8/17)